Exhibit (p)

                             POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Lee Rohlfs, hereby constitutes and appoints Roland R. Manarin and Charles H. Richter and each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of Lifetime Achievement Funds, Inc., the Registration Statement on Form N-1A for the Lifetime Achievement Fund, Inc. and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   April 30, 2003

/s/ Lee Rohlfs



                                POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Bodo W. Treu hereby constitutes and appoints Roland R. Manarin and Charles H. Richter and each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of Lifetime Achievement Funds, Inc., the Registration Statement on Form N-1A for the Lifetime Achievement Fund, Inc. and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   April 30, 2003

/s/ Bodo W. Treu



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                                POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Jerry Vincentini, hereby constitutes and appoints Roland R. Manarin and Charles H. Richter and each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of Lifetime Achievement Funds, Inc., the Registration Statement on Form N-1A for the Lifetime Achievement Fund, Inc. and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   April 30, 2003

/s/ Jerry Vincentini


                                POWER OF ATTORNEY

         Know All Men by These Presents, that the undersigned, David C. Coker, hereby constitutes and appoints Roland R. Manarin and Charles H. Richter and each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of Lifetime Achievement Funds, Inc., the Registration Statement on Form N-1A for the Lifetime Achievement Fund, Inc. and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   April 30, 2003

/s/ David C. Coker